Exhibit 10.37

Execution Version

SECOND AMENDED AND RESTATED SECURITY AGREEMENT

THIS SECOND AMENDED AND RESTATED SECURITY AGREEMENT (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of September 19, 2025 (the “Amendment and Restatement Effective Date”), by and among GLOBAL MEDICAL RESPONSE, INC., a Delaware corporation (the “Borrower”), each of the Subsidiaries listed on the signature pages hereto (and, together with the Borrower and any Person executing a joinder agreement pursuant to Section 7.16 hereof, each a “Grantor” and, collectively, the “Grantors”), and MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, GMR Intermediate Corp. (“Holdings”), Morgan Stanley Senior Funding, Inc., as the Administrative Agent and the Collateral Agent, and the Lenders party thereto from time to time have entered into that certain Amended and Restated Credit Agreement, dated as of September 19, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the proceeds of the Loans and the provision of Secured Cash Management Agreements and Secured Hedge Agreements will be used in part to enable the Borrower to make valuable transfers to the Grantors in connection with the operation of their respective businesses;

WHEREAS, each Grantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Loans and the provision of such Secured Cash Management Agreements and Secured Hedge Agreements;

WHEREAS, Borrower, the Grantors party thereto (collectively, the “Existing Term Loan Motor Vehicle Security Agreement Grantors”) and the Collateral Agent entered into that certain Amended and Restated Security Agreement dated as of May 20, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Amendment and Restatement Effective Date, the “Existing Term Loan Motor Vehicle Security Agreement”), pursuant to which each of the Existing Term Loan Motor Vehicle Security Agreement Grantors, inter alia, grants to the Collateral Agent, for the benefit of the Secured Parties, all of its right, title and interest in, to and under the Collateral (as defined therein), as set forth therein; and

WHEREAS, Each of the Grantors and the Collateral Agent desire to enter into this Agreement in order to amend and restate the Existing Term Loan Motor Vehicle Security Agreement to (a) confirm the nature and scope of the Collateral thereunder, (b) join additional Grantors, and (c) address certain other matters.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower and to induce one or more Lenders or Affiliates of Lenders to enter into Secured Cash Management Agreements with Holdings and/or its Restricted Subsidiaries or Secured Hedge Agreements with the Borrower and/or its Restricted Subsidiaries, the Grantors hereby agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

ARTICLE I
DEFINITIONS

Section 1.1             Terms Defined in Credit Agreement.

All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

Section 1.2             Terms Defined in UCC.

Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC (and if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof).

Section 1.3             Definitions of Certain Terms Used Herein.

As used in this Security Agreement, in addition to the terms defined in the first paragraph hereof and in the Preliminary Statements, the following terms shall have the following meanings:

“911 Contracts” means contracts or other agreements to provide emergency ground ambulance or firefighting services within a defined service area, which (a) require the Vehicles used for such services to be pledged under the terms of such contracts or agreements or (b) prohibit or restrict the ability of the Vehicles used for such services to be pledged or encumbered.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Borrower” shall have the meaning set forth in the Preliminary Statements.

“Certificate of Title” means a certificate of title, certificate of ownership or other registration certificate issued or required to be issued for any asset under the vehicle titling, certificate of title, registration or similar laws of any jurisdiction.

“Certificate of Title Collateral” means any Vehicle (i) covered by or required pursuant to applicable vehicle titling, certificate of title or registration statutes to be covered by, a Certificate of Title and (ii) with respect to which the creation or perfection of a security interest therein is governed by vehicle titling, certificate of title or registration statutes in the applicable jurisdiction and not by the UCC in such jurisdiction.

“Collateral” shall have the meaning set forth in Section 2.1.

“Collateral Agent” shall have the meaning provided in the preamble hereto.

“Collateral Account” shall have the meaning set forth in Section 5.3.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Credit Agreement” shall have the meaning set forth in the Preliminary Statements.

“CSC” means Corporation Service Company.

“E-Fax” means any system used to receive or transmit faxes electronically.

“Amendment and Restatement Effective Date” means the date of this Security Agreement.

“Amendment and Restatement Effective Date Vehicles List” shall have the meaning set forth in Section 3.8.

“Electronic Transmission” means each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail or E-Fax.

“Excluded Property” means (i) any Vehicles that are scheduled to be disposed of within 12 months of the date of this Security Agreement (and which are listed in the Amendment and Restatement Effective Date Vehicles List) or a Joinder Agreement (and which are listed in the related Joinder Date Vehicles List), as applicable, (ii) any Vehicles the grant of Security Interests in which is prohibited under applicable Requirement of Law or regulation or contract (to the extent, other than in the case of capital lease obligations or purchase money security interests and other similar financings otherwise permitted under the Credit Agreement, such prohibition was not created in contemplation of such exclusion) for so long as such prohibition is in effect, (iii) any Vehicles that are subject to existing Permitted Liens, (iv) any Vehicles restricted by any 911 Contract, (v) any Vehicles for which, in the reasonable determination of the Borrower (or, in the case of any Vehicle with a fair market value in excess of $50,000, in the reasonable determination of both the Borrower and the Collateral Agent), the cost of obtaining such a Security Interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby, (vi) any Vehicles not covered by a Certificate of Title to the extent that a security interest therein cannot be perfected with the filing of a financing statement or (vii) any Vehicles over seven years old as at the time the Security Interests over such Vehicles would otherwise be granted or created hereunder.

“Exhibit” means a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Filing Office” means any Governmental Authority (including any department of motor vehicles) in the applicable jurisdiction authorized by applicable state vehicle titling, certificate of title or registration statutes to process Certificates of Title pertaining to Vehicles and any other documentation required to cause the security interest of the Collateral Agent to be perfected, including by notation on Certificates of Title pertaining to Vehicles.

“Holdings” shall have the meaning set forth in the Preliminary Statements. “Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Intercreditor Agreement” means the ABL Intercreditor Agreement and/or the First Lien Intercreditor Agreement and, if executed, any Second Lien Intercreditor Agreement, as the context may require.

“Joinder Agreement” shall have the meaning set forth in Section 7.16.

“Joinder Date Vehicles List” shall have the meaning set forth in Section 7.16.

“Ordinary Course of Business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business, as undertaken by such Person in good faith.

“Pledged Vehicles” means the Vehicles listed on the Amendment and Restatement Effective Date Vehicles List and any additional Certificate of Title Collateral owned or acquired by any Grantor while this Security Agreement is in effect, but only to the extent not constituting Excluded Property.

“Proceeds” means any consideration received from the sale, exchange, license, lease or other disposition of any Pledged Vehicle, any value received as a consequence of the possession of any Pledged Vehicle and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any Pledged Vehicle.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

“Required Vehicles Title Documentation” means any Certificate of Title (or, if such Vehicle was purchased directly from the manufacturer or another seller, the necessary purchase documentation) and all other necessary documentation required by the applicable Filing Office to cause such Certificate of Title, upon issuance, to reflect the applicable Grantor as the sole owner of such Vehicle and to arrange for the security interest of the Collateral Agent (for the benefit of the Secured Parties), to be noted on such Certificate of Title, in each case in accordance with applicable state vehicle titling, certificate of title or registration statutes.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Obligations” means the “Obligations” as defined in the Credit Agreement.

“Secured Party” means the “Secured Parties” as defined in the Credit Agreement.

“Security Agreement” shall have the meaning provided in the recitals hereto.

“Security Interests” shall have the meaning set forth in Section 2.1.

“Titling Actions” means with respect to any Certificate of Title Collateral, (i) taking such actions and executing such documents as are necessary or as may be reasonably requested from time to time by the Collateral Agent to perfect and maintain the validity, effectiveness and priority of this Security Agreement and the Liens intended to be created thereby in any Certificate of Title Collateral (including the notation of the name of the Collateral Agent as first priority secured party or first lienholder on each Required Vehicles Title Documentation) and (ii) transmission of information regarding (x) the foregoing and (y) any reconciliation of any Certificates of Title with a list of Certificate of Title Collateral as may be conducted from time to time pursuant to the requirements of any Credit Document. For the avoidance of doubt, delivering or causing a Certificate of Title to be delivered to the relevant Filing Office to cause any incorrect or incomplete notation of the name of the Collateral Agent as a secured party or a lienholder on any Certificate of Title to be corrected or completed shall be deemed a reasonably requested action.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of any provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“Vehicles” means all cars, trucks and trailers owned by a Grantor and exclusively used for its ground medical transportation or firefighting businesses, together with all substitutions, repairs, replacements, non-severable appliances, tires, accessories, furnishings, other equipment, additions, parts and improvements from time to time, constituting a part thereof and all accessions and appurtenances thereto.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Security Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Exhibits shall be construed to refer to Sections of, and Exhibits to, this Security Agreement, (e) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE II

GRANT OF SECURITY INTEREST

Section 2.1             Security Interests

(a)           Each Grantor hereby pledges, assigns and grants to the Collateral Agent, on behalf of and for the ratable benefit of the Secured Parties, a Lien on and security interest in (the “Security Interests”) all of its right, title and interest in and to, whether now owned by or existing or owing to, or hereafter acquired by or arising in favor of such Grantor, and regardless of where located, any and all of the following (all of which will be collectively referred to as the “Collateral”):

(i)            all Pledged Vehicles;

(ii)           the Collateral Account and all cash and Cash Equivalents deposited in the Collateral Account; and

(iii)          all Proceeds and products of the foregoing,

to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations; provided that, notwithstanding the foregoing, no Excluded Property shall constitute Collateral; provided, further, that if and when any property shall cease to be Excluded Property, Security Interests in such property shall be deemed granted therein and such property shall constitute Collateral.

(b)           Security Interests Absolute. All rights of the Collateral Agent hereunder, the Security Interests and all obligations of the Grantors hereunder shall be absolute and unconditional.

(c)           The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral, unless the Collateral Agent has expressly assumed such obligations or liabilities and released the Grantors from such obligations and liabilities.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Collateral Agent and each Secured Party on the date hereof that:

Section 3.1             Title, Perfection and Priority.

Except for Permitted Liens, such Grantor owns each item of the Collateral free and clear of any and all Liens. Such Grantor has the right in or the power to transfer the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Permitted Liens, and has full power and authority to grant to the Collateral Agent the security interests in such Collateral granted pursuant hereto. The security interests granted or confirmed by such Grantor pursuant to this Security Agreement each constitute a valid and continuing perfected security interest in favor of the Collateral Agent in the Collateral, but subject to the occurrence of, in the case of any Certificate of Title Collateral, the actions set forth in Section  4.2. The security interests in the Collateral granted pursuant hereto shall be prior to all other Liens on the Collateral except for Permitted Liens having priority over the Liens of the Collateral Agent by operation of law or otherwise permitted in accordance with the applicable Credit Document. Except as otherwise permitted in the Credit Documents, such Grantor shall maintain the Security Interests created by this Security Agreement as a perfected Security Interest having at least the priority described in this Section 3.1 and shall use commercially reasonable efforts to defend such Security Interests against the material claims and demands of all Persons (except to the extent that the Collateral Agent and the Borrower agree that the cost of such defense is excessive in relation to the benefit to the Lenders of the security interest and priority), in each case other than a Security Interest in assets of such Grantor subject to a disposition permitted by Sections 10.3 and 10.4 of the Credit Agreement to a Person that is not a Credit Party.

Section 3.2             [Reserved].

Section 3.3             [Reserved].

Section 3.4             Exact Names.

Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, and as filed with such Grantor’s jurisdiction of organization as of the Amendment and Restatement Effective Date.

Section 3.5             No Financing Statements, Security Agreements.

No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except for financing statements or security agreements (a) naming the Collateral Agent on behalf of the Secured Parties as the secured party or (b) in respect of other Permitted Liens.

Section 3.6             [Reserved].

Section 3.7             Enforcement.

Except as have been obtained or made, any filings in connection with the perfection of a security interest in Vehicles, any notice, filing or consent required under the Federal Assignment of Claims Act of 1940 or any similar state or municipal law, no permit, notice to or filing with any Governmental Authority or any other Person or any consent from any Person is required for the exercise by the Collateral Agent of its rights provided for in this Security Agreement or the enforcement of remedies in respect of the Collateral pursuant to this Security Agreement.

Section 3.8             Vehicles.

On or before the Amendment and Restatement Effective Date, each Grantor has delivered to the Collateral Agent by Electronic Transmission a certificate of a Responsible Officer of such Grantor, a copy of which is attached hereto as Exhibit D, attaching a true, complete and accurate list of all Vehicles, including Excluded Property, owned by such Grantor as of the Amendment and Restatement Effective Date, identifying vehicle titles or vehicle registrations (including, to the extent applicable, vehicle identification numbers, title numbers, company identification numbers and other relevant vehicle registration information) (such list, the “Amendment and Restatement Effective Date Vehicles List”).

ARTICLE IV
COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

Section 4.1             General.

(a)           Collateral Records. Such Grantor will keep proper books of record and accounts, in conformity with GAAP consistently applied which accurately reflect in all material respects matters involving the Collateral owned by it and furnish to the Collateral Agent, such reports relating to such Collateral as the Collateral Agent or the Required Lenders shall from time to time reasonably request. Such Grantor shall hold, store and maintain all Certificates of Title pertaining to Certificate of Title Collateral at its expense and take any commercially reasonable actions necessary or as may be reasonably requested by the Collateral Agent from time to time to safeguard such Certificates of Title. Such Grantor agrees that any and all Certificates of Title held by such Grantor in accordance herewith shall be held by such Grantor as bailee for the Collateral Agent and each other Secured Party for the purpose of perfecting the security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Certificate of Title Collateral by such possession, in each case, to the extent required by state vehicle titling, certificate of title or registration statutes and permitted by applicable law. The Borrower shall provide to the Collateral Agent a certificate of a Responsible Officer of the Borrower substantially in the form attached hereto as Exhibit C, attaching an updated list of all Pledged Vehicles, commencing with the fiscal quarter ending on December 31, 2025, on the last calendar day of each fiscal quarter following the Amendment and Restatement Effective Date and as otherwise reasonably requested by the Collateral Agent.

(b)           Ratification. At any time and from time to time, upon the written request of the Collateral Agent, such Grantor shall, for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, take such further actions as may be reasonably requested by the Collateral Agent or any Secured Party, including using its commercially reasonable efforts to secure all approvals necessary or appropriate for the assignment to or for the benefit of the Collateral Agent of any Contractual Obligation held by such Grantor and to enforce the security interests granted hereunder. Except as otherwise permitted in the Credit Documents and as provided herein, such Grantor shall take all actions necessary or reasonably requested by the Collateral Agent to maintain the security interests granted or created hereunder as perfected security interests, each having at least the priority described in Section 3.1 and, if applicable, Control of, the Collateral owned by such Grantor that must be perfected by Control, subject to Permitted Liens, and such Grantor shall defend such security interests and such priority with respect to the Collateral against the claims and demands of all Persons, except as may be otherwise reasonably agreed by the Collateral Agent.

(c)           [Reserved].

(d)           Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for sales, leases and other dispositions not prohibited by the Credit Agreement or as expressly permitted in this Security Agreement. For the avoidance of doubt, dispositions of Pledged Vehicles with de minimis values shall be permitted under this Security Agreement, provided that such dispositions are made in the Ordinary Course of Business.

(e)           Liens. Such Grantor will not create, incur or suffer to exist any Lien on the Collateral owned by it except (i) the security interests created or granted by this Security Agreement and (ii) other Permitted Liens.

(f)            Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except for financing statements (i) naming the Collateral Agent on behalf of the Secured Parties as the secured party, and (ii) in respect of other Permitted Liens.

Section 4.2             Further Assurances Relating to Certificates of Title. Such Grantor shall take such additional actions and execute such documents as are necessary or reasonably requested from time to time (including, without limitation, Titling Actions) by the Collateral Agent (acting at the direction of the Required Lenders) to perfect and maintain the validity, effectiveness and priority of this Security Agreement and the Liens intended to be created thereby in any Certificate of Title Collateral. Such Grantor agrees that any and all Certificates of Title held by it in accordance herewith shall be held by such Grantor as bailee for the Collateral Agent and each other Secured Party for the purpose of perfecting the security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Certificate of Title Collateral by such possession, in each case, to the extent required by state vehicle titling, certificate of title or registration statutes and permitted by applicable law.

ARTICLE V
REMEDIES

Section 5.1             Remedies.

(a)           If an Event of Default shall occur and be continuing, and after giving prior notice to the Borrower and any applicable Grantor, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC or any other applicable law and also may with notice to the relevant Grantor, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Secured Party or elsewhere for cash or on credit or for future delivery at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of such Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent and any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, and the Collateral Agent or such Secured Party may pay the purchase price by crediting the amount thereof against the Obligations. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Grantor hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1 in accordance with the provisions of Section 5.4.

(b)           Until the Collateral Agent is able to effect a sale, lease, or other disposition of Collateral, the Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it reasonably deems appropriate for the purpose of preserving Collateral or its value or for any other purpose reasonably deemed appropriate by the Collateral Agent. The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Collateral Agent and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(c)           Notwithstanding the foregoing, the Collateral Agent shall not be required (other than with respect to providing notice referred to in Section 5.1(a)) to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

Section 5.2             Grantor’s Obligations Upon Default.

Upon the request of the Collateral Agent after the occurrence and during the continuance of an Event of Default, each Grantor will permit the Collateral Agent, by the Collateral Agent’s representatives and agents, but only during normal business hours, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or copies of the books and records relating thereto, or both, to remove all or any part of the Collateral or copies of the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy.

Section 5.3            Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent and the Secured Parties specified in this Article V, if an Event of Default shall occur and be continuing and the Collateral Agent so requires by notice in writing to the relevant Grantor, all Proceeds of the Collateral received by any Grantor consisting of cash, checks and other near cash items shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Collateral Agent, if required). If an Event of Default shall occur and be continuing, all Proceeds of the Collateral received by the Collateral Agent hereunder shall be held by the Collateral Agent in an account maintained under its dominion and control and on terms and conditions reasonably satisfactory to the Collateral Agent (the “Collateral Account”). All Proceeds of the Collateral while held by the Collateral Agent in the Collateral Account (or by such Grantor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 5.4.

Section 5.4             Application of Proceeds.

Upon the occurrence and during the continuance of an Event of Default, subject to any applicable Intercreditor Agreement then in effect, the Collateral Agent shall apply all or any part of Proceeds received by it and constituting Collateral in payment of the Secured Obligations at the times and in the manner set forth in Section 11.13 of the Credit Agreement. If, despite the provisions of this Security Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Obligations to which it is then entitled in accordance with this Security Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with this Section 5.4.

Section 5.5             Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the reasonable and documented fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency (in each case subject to the limitations set forth in Section 13.5 of the Credit Agreement).

ARTICLE VI

ATTORNEY IN FACT; PROXY

Section 6.1             Authorization for Collateral Agent to Take Certain Action.

(a)           Each Grantor irrevocably, until the termination of this Security Agreement, authorizes the Collateral Agent at any time and from time to time in the reasonable discretion of the Collateral Agent and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its attorney in fact, subject to the last sentence of Section 6.1(b), (i) to execute on behalf of such Grantor as debtor or to prepare and execute on behalf of such Grantor Certificates of Title or applications for or in respect of Certificates of Title or other evidence of a security interest necessary or desirable in the Collateral Agent’s reasonable discretion to perfect and to maintain the perfection and priority of the Collateral Agent’s security interests in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to apply the Proceeds of any Collateral received by the Collateral Agent to the Secured Obligations as provided in this Security Agreement, (iv) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens that are Permitted Liens), (v) to demand payment or enforce payment of the Collateral in the name of the Collateral Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Collateral, (vi) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Collateral, (vii) to settle, adjust, compromise, extend or renew the Collateral, (viii) to settle, adjust or compromise any legal proceedings brought to collect Collateral and (ix) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the Secured Parties’ security interests therein and to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under any Credit Document.

(b)           All acts of said attorney or designee are hereby ratified and approved by each Grantor. The powers conferred on the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, under this Section 6.1 are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent agrees that, except for the powers granted in Section 6.1(a)(i), it shall not exercise any power or authority granted to it under Section 6.1(a) unless an Event of Default has occurred and is continuing.

Section 6.2             Nature of Appointment; Limitation of Duty.

THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.10(a) HEREOF. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE COLLATERAL AGENT, NOR ANY OF ITS AFFILIATES, NOR ANY OF ITS OR ITS AFFILIATES’ RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1             Waivers.

To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Collateral Agent arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Collateral Agent as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

Section 7.2             Limitation on Collateral Agent’s Duty with Respect to the Collateral and Authority of Collateral Agent.

(a)           Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve the rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral. In the event of a public or private sale of Collateral by the Collateral Agent hereunder, the Collateral Agent shall have no obligation to clean, repair or otherwise prepare the Collateral for sale. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own respective gross negligence or willful misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction. The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

(b)           Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Security Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

Section 7.3             Collateral Agent Performance of Grantor Obligations.

Without having any obligation to do so, the Collateral Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Collateral Agent for any amounts paid by the Collateral Agent pursuant to this Section 7.3. The Grantors’ obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

Section 7.4             Dispositions Not Authorized.

No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Collateral Agent or other conduct of the Collateral Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Collateral Agent or the Secured Parties.

Section 7.5             No Waiver; Amendments; Cumulative Remedies.

No delay or omission of the Collateral Agent to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement may be effected except by a written instrument executed by each Grantor and the Collateral Agent in accordance with Section 13.1 of the Credit Agreement.

Section 7.6             Limitation by Law; Severability of Provisions.

All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.7             Reinstatement.

Each Grantor further agrees that, if any payment made by any Credit Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Credit Party, its estate, trustee, receiver or any other Person, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

Section 7.8             Benefit of Agreement.

This Security Agreement together with the other Credit Documents represent the agreement of the Grantors, the Collateral Agent and the Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

Section 7.9             Headings.

The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

Section 7.10           Release.

(a)           This Security Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Grantor and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, endorsees, transferees and assigns permitted under the Credit Agreement until the date on which all Secured Obligations (other than, in each case, any contingent indemnity obligations not then due, any Secured Hedge Obligations or any Secured Cash Management Obligations) shall have been satisfied by payment in full and the Commitments shall have been terminated, notwithstanding that from time to time during the term of the Credit Agreement, the Credit Parties may be free from any Secured Obligations.

(b)           A Grantor shall automatically be released from its obligations hereunder as it relates to the Secured Obligations if it ceases to be a Credit Party in accordance with Section 13.1 of the Credit Agreement.

(c)           The Security Interests granted hereby in any Collateral shall automatically be released as it relates to the Obligations (i) to the extent provided in Section 13.1 of the Credit Agreement, (ii) upon the effectiveness of any written consent to the release of the Security Interests granted hereby in such Collateral pursuant to Section 13.1 of the Credit Agreement and (iii) in connection with a transfer of Pledged Vehicles from a Grantor to another Credit Party, provided that such Credit Party, to the extent it is not already a Grantor, becomes a Grantor under this Security Agreement in accordance with Section 7.16 with respect to such Pledged Vehicles and the Security Interests of the Collateral Agent in such Pledged Vehicles are perfected in accordance with Section 4.2. Any such release in connection with any sale, transfer or other disposition of such Collateral permitted under the Credit Agreement to a Person that is not a Credit Party shall result in such Collateral being sold, transferred or disposed of, as applicable, free and clear of the Lien and Security Interests created hereby.

(d)           To accomplish the release of any Pledged Vehicles from the lien of this Security Agreement in accordance with this Security Agreement, the Collateral Agent hereby constitutes and appoints Global Medical Response, Inc. or the applicable Grantor (but, for the avoidance of doubt, no agents or delegates of Global Medical Response, Inc. or the applicable Grantor or other third parties other than CSC) as attorney-in-fact with respect to Pledged Vehicles, with the full power to release and discharge the Collateral Agent’s security interest or lien on Certificates of Title or other evidence of ownership or registration with respect to such Pledged Vehicles to the extent such release is permitted by the terms of this Section 7.10, by executing and delivering to Global Medical Response, Inc. or the applicable Grantor a power of attorney (the “Power of Attorney”) substantially in the form attached hereto as Exhibit B. The Borrower’s right to use any such Power of Attorney shall automatically terminate upon the occurrence and during the continuance of an Event of Default. Each release of a Pledged Vehicle by the Borrower shall be deemed to constitute a representation and warranty by the Borrower on the date thereof that such release is permitted by the terms of this Security Agreement. Unless provided under the Vehicle Collateral Trust Agreement, the Company shall provide an annual officer’s certificate (which may be included as part of the applicable compliance certificate) at the time of delivery of the compliance certificate with respect to the financial statements delivered pursuant to Section 9.1(a) of the Credit Agreement, stating that any releases effected by the Power of Attorney attached hereto as Exhibit B have been in compliance with the Credit Documents. Borrower and the Secured Parties agree that the Power of Attorney delivered under the Existing Term Loan Motor Vehicle Security Agreement shall terminate on the 20th Business Day after the Amendment and Restatement Effective Date, and shall be replaced by a Power of Attorney in the form of Exhibit B hereto.

(e)           The Grantors, jointly and severally, agree to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and expenses of counsel, advisors and agents but, in the case of fees, costs, disbursements and other charges of legal counsel, limited to the reasonable fees, disbursements and other charges of (x) one primary outside counsel and (y) such other specialized counsel, including, without limitation, local, tax or regulatory counsel, as the Collateral Agent shall reasonably deem appropriate and notify the Borrower) incurred by reason or result of the exercise by Global Medical Response, Inc. of the powers granted to them under any Power of Attorney. The foregoing indemnity shall survive the termination of such Power of Attorney or the earlier resignation or removal of the Collateral Agent under this Security Agreement. The Collateral Agent shall have no responsibility for, or liability in connection with, any actions taken by Global Medical Response, Inc. or any third party in connection with a Power of Attorney and shall have no duty to monitor the utilization of any Power of Attorney by Global Medical Response, Inc.

(f)            In connection with any termination or release pursuant to this Section 7.10, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release subject to, if reasonably requested by the Collateral Agent, the Collateral Agent’s receipt of a certification by the applicable Grantor stating that such transaction is in compliance with the Credit Agreement and the other Credit Documents. Any execution and delivery of documents pursuant to this Section 7.10 shall be without recourse to or warranty by the Collateral Agent.

Section 7.11           Entire Agreement.

This Security Agreement embodies the entire agreement and understanding between the Grantors and the Collateral Agent relating to the Collateral and supersede all prior agreements and understandings between the Grantors and the Collateral Agent relating to the Collateral. For the avoidance of doubt, and notwithstanding anything to the contrary herein, the Collateral Agent shall not be subject to, or bound by, the terms and provisions of any documents to which it is not a party and shall not be deemed to have knowledge of the terms and provisions of any document to which it is not a party.

Section 7.12           CHOICE OF LAW.

THIS SECURITY AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS SECURITY AGREEMENT, THE RELATIONSHIP OF THE PARTIES AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 7.13           CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, AND EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

EACH GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT IN ANY COURT REFERRED TO IN THIS CLAUSE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 7.14           WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.15           Counterparts.

This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed signature page of this Security Agreement by facsimile or other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature” and words of like import in this Security Agreement relating to the execution and delivery of this Security Agreement shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 7.16           Additional Grantors.

(a)           Each Subsidiary that is required to become a Grantor under this Security Agreement pursuant to any Credit Document shall become a Grantor for all purposes of this Security Agreement upon execution and delivery to the Collateral Agent by such Subsidiary of a joinder agreement substantially in the form of Exhibit A hereto (a “Joinder Agreement”).

(b)           On or before the date of a Joinder Agreement, such Subsidiary shall deliver to the Collateral Agent by Electronic Transmission a certificate of a Responsible Officer of such Subsidiary, attaching a true, complete and accurate list of all Vehicles, including Excluded Property, owned by such Subsidiary as of the date of the related Joinder Agreement, identifying vehicle titles or vehicle registrations (including, to the extent applicable, vehicle identification numbers, title numbers, company identification numbers and other relevant vehicle registration information) (such list, the “Joinder Date Vehicles List”).

Section 7.17          Successors and Assigns. The provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Grantor may assign, transfer or delegate any of its rights or obligations under this Security Agreement without the prior written consent of the Collateral Agent except pursuant to a transaction permitted by the Credit Agreement.

Section 7.18           Enforcement Expenses; Indemnification.

(a)           Each Grantor agrees to pay any and all reasonable and documented out of pocket expenses (including all reasonable and documented fees and disbursements of counsel) that may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Secured Obligations and Obligations and/or enforcing any rights with respect to, or collecting against, such Grantor under this Security Agreement, in each case subject to the limitations on reimbursement of costs and expenses set forth in Section 13.5 of the Credit Agreement.

(b)           Each Grantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Security Agreement to the extent the Credit Parties would be required to do so pursuant to Section 13.5 of the Credit Agreement.

(c)           The agreements in this Section 7.18 shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.

Section 7.19           Collateral Agent As Agent.

(a)           Morgan Stanley Senior Funding, Inc., has been appointed to act as the Collateral Agent under the Credit Agreement, by the Lenders under the Credit Agreement and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Security Agreement and the Credit Agreement, provided that the Collateral Agent shall exercise, or refrain from exercising, any remedies provided for in Article V in accordance with the instructions of Required Lenders. In furtherance of the foregoing provisions of this Section 7.19(a), each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, except to the extent specifically set forth in a Credit Document, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the ratable benefit of the applicable Lenders and Secured Parties in accordance with the terms of this Section 7.19(a).

(b)           The Collateral Agent shall at all times be the same Person that is the Collateral Agent under the Credit Agreement. Written notice of resignation by the Collateral Agent pursuant to Section 12.9 of the Credit Agreement shall also constitute notice of resignation as Collateral Agent under this Security Agreement; removal of the Collateral Agent shall also constitute removal under this Security Agreement; and appointment of a Collateral Agent pursuant to Section 12.9 of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Security Agreement. Upon the acceptance of any appointment as Collateral Agent under Section 12.9 of the Credit Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Security Agreement, and the retiring or removed Collateral Agent under this Security Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Security Agreement and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the Security Interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Security Agreement. After any retiring or removed Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of this Security Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Security Agreement while it was Collateral Agent hereunder.

(c)           Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be liable to any party for any action taken or omitted to be taken by any of them under or in connection with this Security Agreement or any Security Document (except for its or such other Person’s own gross negligence or willful misconduct, as determined in a final non-appealable judgment of a court of competent jurisdiction).

Section 7.20           Acknowledgments. Each party hereto hereby acknowledges that:

(a)            it has been advised by counsel in the negotiation, execution and delivery of this Security Agreement and the other Credit Documents to which it is a party;

(b)            neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Security Agreement or any of the other Credit Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)            no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders and any other Secured Party or among the Grantors and the Lenders and any other Secured Party.

Section 7.21           Intercreditor Agreements. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Security Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, are subject to the provisions of any Intercreditor Agreement then in effect. In the event of any conflict between the terms of any Intercreditor Agreement then in effect and the terms of this Security Agreement, the terms of such Intercreditor Agreement shall govern and control. No right, power or remedy granted to the Collateral Agent hereunder shall be exercised by the Collateral Agent, and no direction shall be given by the Collateral Agent, in contravention of any such Intercreditor Agreement.

ARTICLE VIII
NOTICES

Section 8.1             Sending Notices.

All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of Holdings at Holdings’ address set forth in Schedule 13.2 of the Credit Agreement.

ARTICLE IX

AMENDMENT AND RESTATEMENT

Section 9.1            Amendment and Restatement. On the Amendment and Restatement Effective Date, the Existing Term Loan Motor Vehicle Security Agreement shall be amended and restated in its entirety by this Security Agreement, and the Existing Term Loan Motor Vehicle Security Agreement shall thereafter be and shall be deemed replaced and superseded in all respects by this Security Agreement. The parties hereto acknowledge and agree that (i) this Security Agreement and the other Credit Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the Obligations under the Existing Term Loan Motor Vehicle Security Agreement or the other Credit Documents as in effect prior to the Amendment and Restatement Effective Date and which remain outstanding as of the Amendment and Restatement Effective Date, (ii) the Obligations under the Existing Term Loan Motor Vehicle Security Agreement and the other Credit Documents are in all respects continuing (as amended and restated hereby and which are in all respects hereinafter subject to the terms herein) and (iii) the liens, security interests and collateral assignments created and granted by each Grantor party to the Existing Term Loan Motor Vehicle Security Agreement that encumber the Collateral shall continue to exist and remain valid and subsisting, shall not be impaired, extinguished or released hereby, shall remain in full force and effect as security for the Obligations and shall be governed by this Security Agreement.

[Signatures on Following Page]

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have executed this Security Agreement as of the date first above written.

GLOBAL MEDICAL RESPONSE, INC.,
as Borrower

By:	/s/ Thomas A.A. Cook
Name:	Thomas A. A. Cook
Title:	Vice President, General Counsel and Secretary

A 1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AEROCARE MEDICAL TRANSPORT, INC.
AIR AMBULANCE SPECIALISTS, INC.
AIR ANGELS, LLC
AIR EVAC EMS, INC.
AIR MEDICAL GROUP HOLDINGS LLC
AIR MEDICAL RESOURCE GROUP LLC
AIR MEDICAL RESOURCE GROUP, INC.
AIRMED INTERNATIONAL, LLC
AIRMED RESPONSE LLC
ALASKA REGIONAL LIFE FLIGHT CORPORATION
ALASKA REGIONAL TRANSPORT CORPORATION
ALLIANCE AMBULANCE OF ARIZONA LLC
AM HANGAR, LLC
AMBULANCE ACQUISITION, INC.
AMERICAN MEDFLIGHT, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COCHISE COUNTY LLC
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE

[Signature Page for the Second Amended and Restated Term Loan Vehicle Security Agreement]

AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NEW YORK, LLC
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF PIMA, LLC
AMERICAN MEDICAL RESPONSE OF SAN DIEGO, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST AMERICAN MEDICAL RESPONSE, INC.
AMF CORPORATION
AMR ALL-TRANSIT LLC
AMR BAY STATE, LLC
AMR BROCKTON, L.L.C.
AMR HOLDCO, INC.
AMR OF CENTRAL TEXAS I, LLC
AMR OF CENTRAL TEXAS II, LLC
AMRG ACQUISITION LLC
AMR-LGA OF TENNESSEE, LLC
ARCATA-MAD RIVER AMBULANCE LLC
ARIZONA EMS HOLDINGS, INC.
ASSOCIATED AMBULANCE SERVICE INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BEACON TRANSPORTATION, INC.
BLYTHE AMBULANCE SERVICE, BOWERS COMPANIES, INC.
BROWARD AMBULANCE, INC.
CAL-ORE LIFE FLIGHT LLC
CALSTAR AIR MEDICAL SERVICES LLC
CITY AMBULANCE OF EUREKA, INCORPORATED COMMUNITY AUTO AND FLEET SERVICES L.L.C.
COMMUNITY EMS, INC.
COMTRANS AMBULANCE SERVICE, INC.
COMTRANS OF OREGON, LLC
COMTRANS, INC.
CORNING AMBULANCE SERVICE INC.

[Signature Page for the Second Amended and Restated Term Loan Vehicle Security Agreement]

DESERT VALLEY MEDICAL TRANSPORT, INC.
DONLOCK, LTD.
E.M.S. VENTURES, INC.
EAGLE AIR MED CORPORATION
EAGLEMED LLC
EASTERN AMBULANCE SERVICE, INC.
EASTERN PARAMEDICS, INC.
EMERGENCY MEDICAL TRANSPORT, INC.
EMERGENCY MEDICAL TRANSPORTATION, INC.
EMS OFFSHORE MEDICAL SERVICES, LLC
EMS VENTURES OF SOUTH CAROLINA, INC.
EXPEDITION HELICOPTERS, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.
GALLUP MED FLIGHT, L.L.C.
GILA HOLDCO LLC
GMR EVENT SERVICES LLC
GMR INTERMEDIATE CORP.
GMR SHARED SERVICES LLC
GOLD COAST AMBULANCE SERVICE
GOLD CROSS AMBULANCE SERVICE OF PA., INC.
GOLD CROSS AMBULANCE SERVICES, INC.
GRACE BEHAVIORAL HEALTH, L.L.C.
GRANDVIEW AVIATION LLC
GUARDIAN CRITICAL CARE SERVICES LLC
GUARDIAN EMS, INC.
GUARDIAN FLIGHT LLC
GUARDIAN FLIGHT, INC.
HANK'S ACQUISITION CORP.
HAWAII LIFE FLIGHT LLC
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HLF CORPORATION
INNOVATIVE PRACTICES, LLC
INTERNATIONAL LIFE SUPPORT, INC.
JET CENTER, LLC
JJDAC LLC
JJDAC, INC.
KURTZ AMBULANCE SERVICE, INC.
KURTZ INDUSTRIAL FIRE SERVICES, INC.
KURTZ MUNICIPAL DISPATCHING SERVICES, INC.
KURTZ PARAMEDIC SERVICE, INC.
KURTZ SPECIAL EVENTS SERVICES, INC.
KUTZ AMBULANCE SERVICE, INC.
LASALLE AMBULANCE INC.
LIFE GUARD INTERNATIONAL INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
LIFEGUARD AMBULANCE SERVICE LLC

[Signature Page for the Second Amended and Restated Term Loan Vehicle Security Agreement]

LIFEGUARD AMBULANCE SERVICE OF FLORIDA, LLC
LIFEGUARD AMBULANCE SERVICE OF ILLINOIS INC.
LIFEGUARD AMBULANCE SERVICE OF TEXAS, LLC
MAINSTAY SOLUTIONS, LLC
MARLBORO HUDSON AMBULANCE & WHEELCHAIR SERVICE, INC.
MED FLIGHT LEASING, LLC
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MED-TRANS CORPORATION
MERCURY AMBULANCE SERVICE, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METRO CARE CORP.
METROCARE SERVICES – ABILENE, L.P.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MISSION CARE OF ILLINOIS, LLC
MISSION CARE OF MISSOURI, LLC
MISSION CARE SERVICES, LLC
MOBILE MEDIC AMBULANCE SERVICE, INC.
MOUNTAINSTAR AIRCARE CORPORATION
NATIONAL AMBULANCE & OXYGEN SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
NORTH MISS. AMBULANCE SERVICE, INC.
PACIFIC AMBULANCE, INC.
PARAMED, INC.

[Signature Page for the Second Amended and Restated Term Loan Vehicle Security Agreement]

PARK AMBULANCE SERVICE INC.
PATIENT ADVOCACY GROUP, LLC
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROFESSIONAL MEDICAL TRANSPORT, INC.
PROVIDACARE, L.L.C.
PUCKETT AMBULANCE SERVICE, INC.
R/M ARIZONA HOLDINGS, INC.
R/M MANAGEMENT CO., INC.
R/M OF TENNESSEE G.P., INC.
R/M OF TENNESSEE L.P., INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REACH AIR MEDICAL SERVICES, LLC
REACH MEDICAL HOLDINGS, LLC
REGIONAL EMERGENCY SERVICES, L.P.
RENO FLYING SERVICE LLC
RENO FLYING SERVICE, INC.
RIVER MEDICAL INCORPORATED
RMC CORPORATE CENTER, L.L.C.
RURAL/METRO (DELAWARE) INC.
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION OF FLORIDA
RURAL/METRO CORPORATION OF TENNESSEE
RURAL/METRO MID-SOUTH, L.P.
RURAL/METRO OF BREWERTON, INC.
RURAL/METRO OF CALIFORNIA, INC.
RURAL/METRO OF CENTRAL ALABAMA, INC.
RURAL/METRO OF CENTRAL COLORADO, INC.
RURAL/METRO OF CENTRAL OHIO, INC.
RURAL/METRO OF GREATER SEATTLE, INC.
RURAL/METRO OF INDIANA, L.P.
RURAL/METRO OF NEW YORK, INC.
RURAL/METRO OF NORTHERN CALIFORNIA, INC.
RURAL/METRO OF NORTHERN OHIO, INC.
RURAL/METRO OF OHIO, INC.
RURAL/METRO OF OREGON, INC.
RURAL/METRO OF ROCHESTER, INC.
RURAL/METRO OF SOUTHERN CALIFORNIA, INC.
RURAL/METRO OF SOUTHERN OHIO, INC.
RURAL/METRO OF TENNESSEE, L.P.
RURAL/METRO OPERATING COMPANY, LLC
SAN DIEGO 911 LLC
SAN DIEGO MEDICAL SERVICES ENTERPRISE, LLC
SEAWALL ACQUISITION, LLC
SEMINOLE COUNTY AMBULANCE, INC.
SEVEN BAR AVIATION, LLC
SEVEN BAR CRITICAL CARE NEW MEXICO, LLC
SIOUX FALLS AMBULANCE, INC.
SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC.

[Signature Page for the Second Amended and Restated Term Loan Vehicle Security Agreement]

SOUTHWEST AMBULANCE OF CASA GRANDE, INC.
SOUTHWEST AMBULANCE OF NEW MEXICO, INC.
SOUTHWEST AMBULANCE OF SOUTHEASTERN ARIZONA, INC.
SOUTHWEST AMBULANCE OF TUCSON, INC.
SOUTHWEST GENERAL SERVICES, INC.
SPRINGS AMBULANCE SERVICE, INC.
SSAG, LLC
STAT HEALTHCARE, INC.
SUMMIT AIR AMBULANCE HOLDINGS, LLC
SUMMIT AIR AMBULANCE, LLC
SUNRISE HANDICAP TRANSPORT CORP.
SW GENERAL, INC.
TEK AMBULANCE, INC.
THE AID AMBULANCE COMPANY, INC.
THE AID COMPANY, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TOWNS AMBULANCE SERVICE, INC.
TRANSPLANT TRANSPORTATION SERVICES, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
V.I.P. PROFESSIONAL SERVICES, INC.
VALLEY MED FLIGHT INC
VIRGINIA MEDICAL TRANSPORT, LLC
VITAL ENTERPRISES, INC.
W & W LEASING COMPANY, INC.
WESTMED AMBULANCE, INC.
WIREGRASS LIFE FLIGHT CORPORATION
WP ROCKET HOLDINGS INC.,
each as a Grantor

By:	/s/ Thomas A.A. Cook
Name:	Thomas A. A. Cook
Title:	Vice President, General Counsel and Secretary

[Signature Page for the Second Amended and Restated Term Loan Vehicle Security Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent

By:	/s/ Mark Scioscia
Name:	Mark Scioscia
Title:	Authorized Signatory

[Signature Page for the Second Amended and Restated Term Loan Vehicle Security Agreement]

EXHIBIT A

(See Section 7.16 of this Security Agreement)

JOINDER AGREEMENT

[Omitted]

EXHIBIT B

(See Section 7.10 of this Security Agreement)

LIMITED POWER OF ATTORNEY

[Omitted]

EXHIBIT C

(See Section 4.1 of this Security Agreement)

OFFICER’S CERTIFICATE

                                   , 20

[Omitted]

EXHIBIT D

Officer’s Certificate

[Omitted]